                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 17, 1999



                            REALITY INTERACTIVE, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Minnesota                     0-27862                   41-1781991
----------------------------   ------------------------     -------------------
(State or other jurisdiction   (Commission file number)        (IRS employer
      of incorporation)                                      identification No.)




             Suite 115, 6121 Baker Road, Minnetonka, Minnesota 55344
             -------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (612) 253-4700
                                                           --------------


                                 Not Applicable
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)


                                Page 1 of 4 Pages

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                                                         Reality Interactive 8-K

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         (a)      SALE OF CERTAIN INTELLECTUAL PROPERTY ASSETS

                  On August 17, 1999, Reality Interactive, Inc. (the "Company") completed the sale of certain intellectual property assets to VirtualFund.com, Inc. (VirtualFund.com) pursuant to an Asset Purchase Agreement dated June 18, 1999 by and between the Company and VirtualFund.com. VirtualFund.com is a technology-based holding company. The terms of the sale were determined through arms' length negotiations between the parties. In connection with the sale, VirtualFund.com acquired the following intellectual property assets (the "Assets") of the Company: all QS-9000, ISO 9000 and ISO 14000 code, templates, content and inventory of CD-ROMs other than the QS-9000 CD-ROM German version and the ISO 14000 in the Workplace web version in the English, German, French and Spanish languages; other code and data assets; and code, templates and content associated with certain customer contracts to the extent that such customers agree to the assignment of such contracts. As consideration for the Assets, the Company received $85,000. This was paid in the form of forgiveness of the $85,000 principal outstanding on bridge loans made to the Company by VirtualFund.com, which was advanced to the Company prior to the closing of the asset sale.

         (b) SALE OF REMAINING INTELLECTUAL PROPERTY AND ALL FURNITURE, FIXTURES AND EQUIPMENT

                  The Company intends to sell all remaining assets not sold to VirtualFund.com. These assets include: the code, templates and content associated with the QS-9000 CD-ROM German version and the ISO 14000 in the Workplace web version in the English, German, French and Spanish languages; and furniture, fixtures and equipment. As of August 26, 1999, the Company did not have a buyer for the code, templates and content associated with such QS-9000 and ISO 14000 products but it believes that those assets will have a sale value in the range of $50,000 to $150,000. The Company has located various buyers for a majority of its furniture, fixtures and equipment. The Company anticipates that the range of proceeds to be derived from the sales of such assets will be in the range of $10,000 to $25,000.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

                  Not applicable.


                               Page 2 of 4 Pages
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         (b)      PRO FORMA FINANCIAL INFORMATION

                  The required pro forma financial information reflecting the sale of the Assets is not included in this Current Report on Form 8-K. Such pro forma financial information will be provided in an amendment to this Current Report on Form 8-K as soon as practicable, but not later than October 31, 1999.


         (c)      EXHIBITS

                  Exhibit No.       Description
                  -----------       -----------

                  2.1               Agreement, dated June 18, 1999 between
                                    VirtualFund.com, Inc. and the Company
                                    (incorporated by reference to Exhibit A to the Company's proxy statement filed on June
                                    28, 1999)


                               Page 3 of 4 Pages
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    September 1, 1999


                                         REALITY INTERACTIVE, INC.




                                         By:  /s/ Paul J. Wendorff
                                              --------------------------------
                                              Paul J. Wendorff
                                              Chief Executive Officer


                               Page 4 of 4 Pages
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                                INDEX TO EXHIBITS

Exhibit
-------
Number            Item
--------          ----
2.1               Agreement, dated June 18, 1999 between VirtualFund.com,
                  Inc. and the Company (incorporated by reference to
                  Exhibit A to the Company's proxy statement filed on
                  June 28, 1999)